Exhibit 99.1

JANUARY 2020

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3 Disclaimer References in this presentation to the “Company,” “we,” “us” and “our” refer to Generation Hemp, Inc . (“GENH”) and its consolidated subsidiaries . The statements in this presentation that are not historical facts may be forward - looking statements . These forward - looking statements involve risks and uncertainties that could cause actual results or events to be materially different . Forward - looking statements may include, but are not limited to, statements regarding stockholder liquidity and investment value and returns . The words “anticipates,” “believes,” “expects,” “estimates,” “projects,” “plans,” “intends,” “may,” “will,” “would” and similar expressions are intended to identify forward - looking statements, although not all forward - looking statements contain these identifying words . Actual results may differ materially from those contemplated by such forward - looking statements, including those set forth in the section titled Risk Factors of our Annual Report on Form 10 - K for the year ended December 31 , 2018 filed on April 1 , 2019 and all other filings with the Securities and Exchange Commission (“SEC”) SEC after that date, as such risks, uncertainties and other important factors may be updated from time to time in GENH’s subsequent reports . Further, forward - looking statements speak only as of the date they are made, and GENH undertakes no obligation to update or revise any forward - looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, unless required to do so by law . This presentation includes estimated projections of future operating results . These projections were not prepared in accordance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial projections . This information is not fact and should not be relied upon as being necessarily indicative of future results ; the projections were prepared in good faith by management and are based on numerous assumptions that may prove to be wrong . Important factors that may affect actual results and cause the projections to not be achieved include, but are not limited to, risks and uncertainties relating to the company and other factors described in the section titled Risk Factors of the of our Annual Report on Form 10 - K for the year ended December 31 , 2018 filed on April 1 , 2019 and all other filings with the SEC after that date . The projections also reflect assumptions as to certain business decisions that are subject to change . As a result, actual results may differ materially from those contained in the estimates . Accordingly, there can be no assurance that the estimates will be realized .

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Hemp: The Next Great American Industry

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» Business combination of Energy Hunter Resources, Inc. and Home Treasure Finders, Inc. completed on November 2019. GENH is focused on becoming one of the industry’s first “ Pure Play Publicly Traded Hemp Companies” » Positioned to access the capital markets and leverage Wall Street’s demand for U.S. publicly traded “Hemp” only companies (non - marijuana) with agricultural, midstream, and an industrial focus » Senior management has raised over $4.5 billion over the last 30 years at previous publicly traded companies utilizing various capital markets; i.e. all forms of capital funding including; equity, commercial bank debt, senior unsecured bonds, convertible bonds, convertible preferred stock warrants, off - balance sheet structures, subordinated convertible debentures, etc. » Experienced management team and Board of Directors with more than 100 years of combined industry experience in the “Hemp” sector, the capital markets, and managing fast growth enterprises » Investment banking relationships already established with: BMO Capital Markets, RBC Capital Markets, Cowen & Company, Northland Capital Markets, ROTH Capital Markets, Ladenburg Thalmann, Canaccord Genuity, B Riley & Co., and Coker Palmer Institutional » Hybrid business approach enables GENH to strategically acquire small, rapidly growing companies active in various key segments of the Hemp supply chain while further developing such assets with proven management expertise About the Company: Generation Hemp, Inc.

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Corporate Profile Ticker Symbol: OTCPK: GENH Stock Price: $0.65 (January 10, 2020) 52 - Week Hi – Lo Stock Price $0.06 - $0.89 Market Cap: ~$73MM (Post Transaction Price) Average Daily Volume: 7,950 shares Common Stock Outstanding: 13,221,142 Convertible Voting Preferred Series A: 6,328,948 shares ( each share convertible into 15.7 shares of Common Stock ) Shares Outstanding (as - converted, fully diluted basis): 112,585,625 Fiscal Year - end: December 31

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» Unlocks future monetization opportunities for both HMTF and EHR shareholders with a combined new public security - GENH » Access public capital markets to opportunistically fund M&A and the capital expenditure budget of GENH » Having a public - traded “currency” will help facilitate GENH’s current plan to seek to acquire larger and prominently positioned private companies already established in their specific sector of the Hemp industry » Assuming increased size and financial flexibility which should position GENH to be able to uplist onto the NASDAQ Capital Market » Potential NASDAQ listing could create significant national and international exposure and market awareness for GENH to the U.S. Hemp investor community who likely prefers owning domestic securities as opposed to Canadian - listed cannabis securities About the Company: Merger Benefits

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SCC Cash/Stock A Players Minimal Debt Revenue Producing Enduring Competitive Advantage 1. Enduring Competitive Advantage We think Warren Buffet and Charlie Munger’s approach to targeting companies with an ‘enduring competitive advantage’ is a foundational method. Who better to imitate than the Oracle of Omaha and Munger. 2. Revenue Producing We are targeting revenue producing companies and assets of at least $1mm/year. We are comfortable acquiring much larger companies, but large deals will depend on valuations, operators, more significant diligence and require institutional capital raises . 3. No or Low Debt Target and acquire companies with minimal debt. Maintain a strong balance sheet at GENH at all times. 4. “A Level Players” on Operating Team We are focusing on best - of - breed companies with experienced management teams and successful operations. All management teams will be incentivized to perform with equity based earn - outs. 5. Cash and/or Stock Deals Gen Hemp will structure acquisitions with part cash and part stock. The cash component of such transactions allow management teams of the companies acquired to take some cash off the table while at the same time enable them to participate in the upside success of the new combined enterprise. 6. Supply Chain Critical (SCC) Our model involves acquiring and investing in companies that are critical to the hemp supply chain. We want “industry backbone” types of companies. M&A Methodology & Investment Targets

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Leadership Team

Gary C. Evans
Chairman of the Board & CEO

- Founded Magnum Hunter Resources Inc. (MHR 1.0) in 1985, and served as Chairman & CEO until its sale to Cimarex Energy (NYSE: XEC) 20 years later in 2005, overseeing the growth of a company he started with an initial $1,000 investment before monetizing it in a ~$2.2 Billion sale
- Raised more than $4.5 Billion during his career through multiple financial vehicles ranging from common and preferred equity, senior unsecured notes, subordinated debentures, warrants etc.
- Established relationships with some of the largest investment banking firms in the Hemp industry

Melissa Pagen
Managing Director & Chief Branding Officer

- Over seventeen years of professional and executive experience in managerial and officer positions in several industries - both in the private and public sectors, and with a demonstrated history in consumer goods, business development, investor relations, and industrial technologies,
- Developed and launched several start-up companies, in ecommerce, nutraceuticals, and the energy sector.
- Earned a Bachelor of Arts degree from University of California, Los Angeles; graduated summa cum laude.

Anthony D. Andora
Capital Markets Consultant

- Experienced business professional with more than 20 years of capital markets experience and investor relations success.
- Extensive involvement working on and managing pre-IPO, IPO and post-IPO activities
- Strong network of financial community professionals; institutional investors, analysts and investment bankers
- Key relationships with financial media outlets; *The Wall Street Journal, Financial Times,* CNBC, CNN, FOX Business News and Bloomberg Television

Sean Murphy
M&A Advisor

- Founder of *Hemp Business Journal (acquired by New Frontier Data)*; the hemp industry's first and most respected publication for market research, data and investor intelligence.
- Nearly a decade of experience in the hemp industry with a strong network of relationships with some of the largest and most successful players in the industry. Advised on numerous financings with transaction styles including debt, equity, and RTOs.
- First to define and analyze the hemp CBD market (*The CBD Report*) and the global hemp market (*Global State of Hemp*).

• Founded Magnum Hunter Resources Inc. (MHR 1.0) in 1985, and served as Chairman & CEO until its sale to Cimarex Energy (Symbol: XEC) 20 years later in 2005, overseeing the growth of a company he started with an initial $1,000 investment before monetizing it in a ~$2.2 Billion sale • Raised more than $4.5 Billion during his career through multiple financial vehicles ranging from common and preferred equity, senior unsecured notes, commercial credit lines, subordinated debentures, warrants etc. • Established relationships with some of the largest investment banking firms in the Hemp industry Gary C. Evans Chairman of the Board & CEO • Senior partner of McClaugherty & Silver, P.C., a full service law firm located in Santa Fe, New Mexico • Practiced law for 40 years. Has a Martindale - Hubbell rating of AV Pre - eminent for more than 20 years • Prior to founding McClaugherty & Silver P.C., served as Managing Partner of the Santa Fe office of Kemp, Smith, Duncan & Hammond, and, earlier, of Rodey, Dickason, Sloan, Akin & Robb • Received a BBA with Honors from the University of Texas in 1973 and a JD with Honors from the University of Texas School of Law in 1976 Joe L. McClaugherty Lead Director John R. Harris Director • Served as a member of the senior leadership team at EDS for 25 years • Former President and CEO of eTelecare Global Solutions; a $300M private equity backed Business Process Outsourcing Company • Former President and CEO of Seven World Wide, a $400 million private equity backed Marketing Services BPO Company with operations in North America and the UK. • Board of Advisors to the Richardson School of Business. Held board positions with a number of public and private telecommunications and technology services companies. Currently sits on the boards of The Hackett Group, • Investor in large cannabis growing operation in southern California Company Board

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Hemp Tailwinds

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Industry Headwinds: Hemp’s Opportunity #1 The 2018 Farm Bill #4 The Booming LOHAS Industry #3 Sustainable Investing and Accounting “Hemp represents an unpreceded opportunity right now — the convergence of multiple U.S. macro economics trends and global financial forces.” - Sean Octavius Murphy #2 Digitization of Farming

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The 2018 Farm Bill

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$2.5 Billion $4.2 mostly The 2018 Farm Bill: Effects Under the 2018 Farm Bill, hemp has been removed from the Controlled Substances Act (CSA) and is now considered an agricultural crop.

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The 2018 Farm Bill: Effects (Continued) » Permits USDA Regulation (e.g. Crop Insurance & Risk Mitigation) » Allows Interstate Transport (Ease of Doing Business) » Awakens Organic Market » Legally Recognizes Hemp as a Farm Commodity like Corn, Wheat and Soybeans » Positions Hemp to become America’s 4 th Crop » Banking opens Merchant Processing opens the Mass Market Channel » Opens Internet Marketing and Advertising Exchanges » New Products onto Retailers Shelves » Surge in New Investment and M&A Activity

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U.S. HEMP-BASED PRODUCT SALES 2012-2022

Hemp Market Forecast to Hit $20 Billion by 2024



BILLIONS
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0
$0.26
$0.34
$0.45
$0.59
$0.72
$0.82
$1.10
$1.40
$1.85
$2.30
$2.61
2012
2013
2014
2015
2016
2017
2018
2019e
2020e
2021e
2022e

Source: Hemp Business Journal *estimates ($ bil., consumer sales), BDS Analytics.*

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17 Source: New Frontier Pharmaceutical CBD Sales

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Digitization of Farming

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What is Hemp Grown For? Seed Fiber Extracts Flower 19

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SEED SEED Viable Whole Feminized Non - Feminized De - Hulled Non - Viable Whole Source: Hemp Business Journal 20

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FIBER Bast Hurd Secondary Primary Lignin Fiber Source: Hemp Business Journal 21

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EXTRACTS Full Spectrum Oil (FSO) THC - Free Distillate Oil Other Cannabinoids (CBG, CBN, etc…) ISOLATES Terpenes Extracts Cannabidiol (CBD) Source: Hemp Business Journal 22

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COOP GROWERS MIDSTREAM DRYING/ PROCESSING/STORAGE EXTRACTION CONSUMER GOODS SEED/ GENETICS Hemp Life Cycle » Seed Providers supply Growers with desirable seed varieties/cultivars with specific genetics, dependent on targeted cannabinoids (CBD, CBG, etc.) or final use, which can also be building materials/textiles/etc. » COOP Growers contract and provide hands - on guidance/oversight to farmers with acreage suitable for growing Hemp, which mitigates risk for all parties. » Midstream Services provide valuable processing/storage for both farmers and extractors, alleviating bottlenecks and enabling growers/extractors to mitigate market price volatility and allow for sales during non - peak seasons. » Extractors process hemp biomass to extract and refine hemp to its individual parts – crude, distillate, isolate. Extraction labs often partner with growers for toll - processing agreements to share costs, collaborate on sales, and split profits. » Combination of retail, ecommerce, and big box stores source either premade cannabinoid products or formulate proprietary products for resale to consumers (including pets) TESTING LABS

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Hemp Headwinds

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Industry Headwinds: Risks, Regulatory Unknowns #1 FDA and Dietary Supplements #3 2019 Harvest Supply Glut #2 USDA Interim Final Rule > Final Rule #4 The Cannabis Vaping Crisis and how it may Impact Hemp

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The Booming LOHAS Industry » Organic and locally grown food » Organic and natural personal care products » Hybrid and electric cars, bicycles, transportation » Green and sustainable building » Sustainable or Ecotourism » Energy efficient electronics/appliances » Socially responsible investing » Natural household products » Complementary, alternative and preventive medicine » Fair trade products

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The LOHAS Industry

LOHAS
Lifestyles Of Health And Sustainability

Hemp as LOHAS…What is LOHAS?

LOHAS is a demographic defining a market segment related to sustainable living, "green" ecological initiatives, and generally composed of a relatively upscale and well-educated population segment. The author Paul H. Ray, who coined the term Cultural Creatives explains that "What you're seeing is a demand for products of equal quality that are also virtuous."

- Describes an estimated $300 billion U.S. market for goods and services; 30% of the consumer market (source: *Worldwatch Institute*)
- Approximately 13-19% of adults in the U.S. are considered LOHAS customers (source: *Natural Marketing Institute*)
- Research shows that one in four adults Americans is part of this group.
- The power of this consumer market remains virtually untapped for hemp industrial fiber-based products.

Lifestyles of Sustainability: All of these products are made from Hemp

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Lifestyles of Health: All of these products are made from hemp

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Types of Acquisition Targets Sought #4 Processing/Extraction – Reviewing premium processors in well - established regions seeking new capital to expand operations and improve efficiencies. Opportunity for acquiring existing facilities that have been poorly managed and not integrated with other segments of the industry. #3 Drying/Cleaning Facilities – Strategically located drying/cleaning facilities deemed midstream opportunities with recognized customer bases in regions with higher climate humidity levels. Deemed lower risk due to fee - based business, with less volatility in commodity prices #5 CBD Distributors – CBD distributors with established retail channels, achieving high growth with their varied and high - quality, niche product lines, seeking a wider distribution #1 Seed – Genetic - specific seed growers with high growth potential for sales to existing and new farmers, seeking high - quality hemp production in their specific region Cultivation – Seeking coop opportunities in certain geographic regions with business groups who have established relationships and contract opportunities with hemp farmers in their specific area #2

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Sustainable Investing and Accounting “Like so many other successful business people and investors, I’m making the move from oil & gas to grass — from oil black to hemp green.” - Gary C. Evans, Generation Hemp Inc. Chairman and CEO

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This Presentation is Propriety and Confidential. Do Not Distribute. Copyright Generation Hemp Inc Forward Looking Statements: This presentation may contain forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1 995. The use of words such as “believes”, “expects”, “anticipates”, “intends”, “plans”, “estimates”, ”projects”, “forecasts”, “proposes”, “should”, “lik ely ” or similar expressions, indicates a forward - looking statement. These statements and all the projections in this presentation are subject to risks and uncertainties and are based on the bel ief s and assumptions of management, and information currently available to management. The actual results could differ materially from a conclusion, forecast or projection in the forward - loo king information. The identification in this presentation of factors that may affect the company’s future performance and the accuracy of forward - looking statements is meant to be illustrat ive and by no means exhaustive. Contacts Gary C. Evans Phone: (214) 533 - 6565 gevans@genhempinc.com Anthony D. Andora Phone: (720) 317 - 8927 aandora@genhempinc.com

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